UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of Registrant as specified in its Charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events

On May 21, 2012, the Company issued a press release announcing the closing of its public offering of 6,875,917 shares of common stock, including 625,917 shares of common stock issued pursuant to the exercise in part by the underwriter of its over-allotment option, for aggregate gross proceeds of approximately $55.0 million.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of May 21, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/s/ Claire S. Bean
Name:	Claire S. Bean
Title:	Chief Financial Officer

Date: May 21, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of May 21, 2012